UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 18, 2011 (March 17, 2011)

57th Street General Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-53977	27-1215274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 35th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 409-2434

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in 57th Street’s (as defined below) filings with the Securities and Exchange Commission (the “SEC”). Such forward-looking statements, based on the current beliefs and expectations of the management of 57th Street, Crumbs (as defined below) and Merger Sub (as defined below), regarding, among other things, the proposed business combination between 57th Street, Merger Sub and Crumbs, and the business of Crumbs, are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated by forward-looking statements including: the risk that the number of shares of common stock tendered in the Tender Offer(as defined below) would required 57th Street to pay, in the aggregate, consideration in excess of $4,990,000, which would then cause 57 th  Street to (i) be unable to satisfy a condition of the Tender Offer, (ii) be unable to consummate the proposed transaction and (iii) withdraw the Tender Offer, not purchase and promptly return any shares tendered by stockholders, the risk that more than 500,000 shares of 57th Street’s common stock will be validly tendered and not properly withdrawn prior to the expiration of the Tender Offer, the risk that governmental and regulatory review of the Tender Offer documents may delay the proposed transaction or result in the inability of the proposed transaction to be consummated by May 31, 2011 and the length of time necessary to consummate the proposed transaction, the risk that a condition to the closing of the proposed transaction may not be satisfied or waived, the risk that the businesses will not be integrated successfully, the risk that the anticipated benefits of the proposed transaction may not be fully realized or may take longer to realize than expected, disruption from the proposed business combination making it more difficult to maintain relationships with customers, employees or suppliers, a reduction in industry profit margin, the inability to continue the development of the Crumbs brand, changing interpretations of generally accepted accounting principles, continued compliance with government regulations, changing legislation and regulatory environments, the ability to meet the NASDAQ Stock Market listing standards, including having the requisite number of round lot holders or stockholders, a lower return on investment; the inability to manage rapid growth, requirements or changes affecting the business in which Crumbs is engaged, the general volatility of the market price of our securities and general economic conditions.   While 57th Street, Merger Sub and/or Crumbs may elect to update forward-looking statements at some point in the future, 57th Street, Merger Sub and Crumbs specifically disclaim any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing our views as of any date subsequent to today.

Item 1.01.     Entry into a Material Definitive Agreement.

On March 17, 2011, 57th Street General Acquisition Corp., a Delaware corporation (“57th Street”), 57th Street Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of 57th Street (“Merger Sub”), Crumbs Holdings LLC, a Delaware limited liability company (“Crumbs”), the members of Crumbs (individually a “Member” or collectively the “Members”), and the representatives of Crumbs and the Members, entered into Amendment No. 2 (the “Amendment”) to the Business Combination Agreement between the parties, dated January 9, 2011, as amended on February 18, 2011 (the “Agreement”).

Pursuant to the Amendment, various provisions of the Agreement were amended to include, among other things: (i) a closing condition that no less than $15,000,000 (to be contributed to Crumbs as the capital contribution and used by Crumbs as working capital after closing) plus $3,700,000 (as reserve for the warrant repurchases described below) shall be available for distribution from the proceeds of the Company’s initial public offering (“IPO”) on deposit in the Company’s trust account after payment of the following items (as defined in the Agreement and the Amendment): cash consideration, aggregate tender consideration, deferred underwriter amount and combined transaction expenses (other than deferred transaction expenses); (ii) the reduction in the maximum number of shares of the Company’s common stock which may be validly tendered and not properly withdrawn in the Company’s previously announced and commenced tender offer (the “Tender Offer”) to 500,000 shares of common stock; (iii) the elimination of the Company’s outstanding warrants from the Tender Offer and conforming changes to Annex A to the Agreement; (iv) a closing condition that the Company enter into warrant repurchase agreements with 57th Street GAC Holdings LLC, its sponsor, and the underwriters of the IPO for the repurchase of (a) 2,480,000 of the sponsor’s private warrants on the 11th business day following the expiration date of the Tender Offer, and (b) 1,020,000 of the sponsor’s private warrants and 200,000 of the private warrants held by the underwriters of the Company’s IPO on or about May 15, 2011, in each case for cash in an amount equal to $1.00 per warrant; (v) the requirement that the foregoing capital contribution in an amount equal to or greater than $15,000,000 to be distributed from the Company’s trust account at the closing of the business transaction be distributed to Crumbs for working capital purposes; (vi) the expansion of the Company’s board of directors subsequent to the closing of the business transaction to comply with SEC and exchange listing requirements and (vii) an amendment to Crumb’s disclosure schedules.

The description of the terms of the Amendment contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Amendment, which is filed hereto as Exhibit 2.1 and incorporated by reference herein.

Item 8.01.     Other Events.

           On March 18, 2011, the Company issued a press release announcing the amendment and extension of the Tender Offer. The amended terms of the Tender Offer provide, among other things, that: (i) the Company will purchase up to 500,000 shares in the Tender Offer, (ii) the Company will not purchase any of its outstanding warrants in the Tender Offer and (iii) the Tender Offer is conditioned on no more than 500,000 shares of common stock being validly tendered and not properly withdrawn. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

A copy of the revised investor presentation which the Company expects to use in connection with the proposed business combination is attached hereto as Exhibit 99.2 and is incorporated by reference herein. The revised investor presentation supersedes the previous investor presentations filed by the Company in connection with the proposed business combination.

Item 9.01.     Financial Statements and Exhibits

(d)     Exhibits.

Exhibit Number	Description

2.1*
Amendment No. 2 to Business Combination Agreement, by and among 57th  Street General Acquisition Corp., 57th Street Merger Sub LLC, Crumbs Holdings LLC, the members of Crumbs Holdings LLC, and the representatives of Crumbs Holdings LLC and its members, dated as of March 17, 2011

99.1	Press Release, March 18, 2011

99.2	Investor Presentation

*	All schedules for which provision is made in the applicable regulations of the SEC are not required under the related instructions or are not applicable, and, therefore, have been omitted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 18, 2011	57TH STREET GENERAL ACQUISITION CORP.

	By:	/s/ Paul D. Lapping
Name: Paul D. Lapping
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1*
Amendment No. 2 to Business Combination Agreement, by and among 57th  Street General Acquisition Corp., 57th Street Merger Sub LLC, Crumbs Holdings LLC, the members of Crumbs Holdings LLC, and the representatives of Crumbs Holdings LLC and its members, dated as of March 17, 2011

99.1	Press Release, March 18, 2011

99.2	Investor Presentation

*	All schedules for which provision is made in the applicable regulations of the SEC are not required under the related instructions or are not applicable, and, therefore, have been omitted.